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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 1, 1998


                CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1998providing for the issuance of the CWMBS, INC., Residential Asset Securitization
                Trust 1998-A13 Mortgage  Pass-Through  Certificates,
                Series 1998-M).

                                  CWMBS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-53861                  95-4449516
----------------------------        -----------             ------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)               File Number)            Identification No.)

     4500 Park Granada
   Calabasas, California                                           91302
   ---------------------                                        ----------
   (Address of Principal                                        (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (818) 304-5591

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Item 5.     Other Events.

     On October 1, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-M (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

    Not applicable.

    Not applicable.

    Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of October 1, 1998, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.



                                        By:  /s/ Celia Coulter
                                             --------------------
                                             Celia Coulter
                                             Vice President



Dated:  March 18, 1999


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                                 Exhibit Index



Exhibit                                                                    Page


         99.1.    Pooling and Servicing
                  Agreement, dated as of
                  October 1, 1998, by and
                  among, the Company,
                  IndyMac and the Trustee                                     5



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                                 EXHIBIT 99.1